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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -----------------

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934



                               SEPTEMBER 19, 1997
                Date of Report (Date of earliest event reported)


                    SOURCE ONE MORTGAGE SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                             1-12898                              38-2011419
(State or other jurisdiction of             (Commission                         (I.R.S. Employer
incorporation or organization)              file number)                        Identification No.)


          27555 FARMINGTON ROAD, FARMINGTON HILLS, MICHIGAN 48334-3357 (Address of principal executive offices, including zip code)


                                 (248) 488-7000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

James A. Conrad, President, Chief Executive Officer and Director of Source One Mortgage Services Corporation, has announced his early retirement from the Company. His successor is Frank Mohan, who will immediately take over as President and Chief Executive Officer. Mr. Mohan has also been appointed to the Company's board of directors.

Mr. Mohan's business career started in 1963 and has been spent exclusively with Beneficial Corporation in various positions across the United States. Most recently Mr. Mohan was Group President for Beneficial headquartered out of Brewster, New York. His responsibilities included overseeing a 157 branch network in the northeast and running Beneficial's mortgage operation east of the Rockies.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SOURCE ONE MORTGAGE SERVICES CORPORATION



Dated:   September 23, 1997        By:      /s/ Michael C. Allemang
                                      -----------------------------------------
                                            Michael C. Allemang
                                            Executive Vice President and
                                            Chief Financial Officer